1

THORNBURG INVESTMENT TRUST

Supplement, dated October 21, 2026

to the

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated February 1, 2026, as supplemented, of Thornburg Better World International Fund (the “Fund”),
a series of Thornburg Investment Trust

Effective October 21, 2026, Di Zhou will serve as a co-portfolio manager of the Fund and Lei Wang will conclude his service as a co-portfolio manager of the Fund. Accordingly, effective immediately, all references in the Fund’s Summary Prospectus, Prospectus and SAI to Mr. Wang as a portfolio manager of the Fund are deleted and the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

Summary Prospectus and Prospectus

The section titled “Management – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Brian Burrell, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2024.

Di Zhou, CFA, FRM, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since October 2026.

In the section of the Fund’s Prospectus titled “Additional Information – Organization and Management of the Funds – Fund Portfolio Managers,” the row with respect to the Fund is deleted in its entirety and replaced with the following:

FUND NAME	PORTFOLIO MANAGER(S)
Better World International Fund	Brian Burrell
Di Zhou

In the same section as the one referenced immediately above, the following paragraph replaces the biographical information for Ms. Zhou:

Di Zhou, CFA, FRM, a managing director of Thornburg, has been a portfolio manager of the Developing World Fund since 2025 and the Better World International Fund since 2026. Ms. Zhou rejoined Thornburg in 2025 as a portfolio manager. From 2021 to 2025, Ms. Zhou was an investment principal at Cambiar. Prior to Cambiar, she joined Thornburg in 2010 as an equity research analyst, and was promoted to associate portfolio manager in 2014, and then served as portfolio manager from 2015 until 2021. Ms. Zhou began her career as a senior associate at Wilshire Associates, covering growth equity and fixed income manager research. Ms. Zhou holds a BA in business administration from the University of Southern California and an MBA from the University of Chicago Booth School of Business.

SAI

In the section titled “Information about Portfolio Managers – Accounts Managed By Portfolio Managers,” the following replaces the existing disclosure relating to Ms. Zhou:

Di Zhou*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$678,711,856.89
Other Pooled Investment Vehicles:	2	$2,675.61
Other Accounts:	74	$21,092,278.26

* The information for Ms. Zhou is as of September 30, 2026.

In the section titled “Information about Portfolio Managers – Portfolio Managers’ Ownership of Shares in the Funds,” the following replaces the existing disclosure relating to Di Zhou:

Portfolio Manager and Fund Name	Dollar Range of Beneficial Ownership
Di Zhou
Developing World Fund	$100,001-$500,000
Better World International Fund	None*

* The information for Ms. Zhou is as of September 30, 2026.

TH6846

Shareholders should retain this supplement for future reference.
This supplement provides new information beyond that contained in the Fund’s Summary Prospectus, Prospectus and SAI and should be read in conjunction therewith.